UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

Instructure, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37629	26-3505687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 South 3000 East, Suite 700, Salt Lake City, UT		84121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 203-6755

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Instructure, Inc. (“Instructure”) held its 2019 Annual Meeting of Stockholders on May 24, 2019 (the “Annual Meeting”).  Of the 36,247,118 shares of Instructure’s common stock outstanding as of the record date of March 26, 2019, 34,127,266 shares were represented at the Annual Meeting, either in person or by proxy, constituting 94.15% of the outstanding shares of common stock.  The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Directors.  Each of the following nominees was elected to serve as a director until Instructure’s 2019 Annual Meeting of Stockholders and until his or her successor is elected, or, if sooner, until such director’s death, resignation or removal based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joshua L. Coates	29,123,863	1,318,591	3,684,812
Daniel T. Goldsmith	30,395,039	47,415	3,684,812
Steven A. Collins	28,597,836	1,844,618	3,684,812
William M. Conroy	24,099,250	6,343,204	3,684,812
Ellen Levy	24,097,665	6,344,789	3,684,812
Kevin Thompson	26,028,654	4,413,800	3,684,812
Lloyd G. Waterhouse	23,569,890	6,872,564	3,684,812

2.

Advisory Approval of the Compensation of the Company’s Named Executive Officers. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement, was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,786,108	3,587,504	68,842	3,684,812

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. The selection by the Audit Committee of the Board of Directors of Instructure of Ernst & Young LLP as Instructure’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,529,674	1,561,463	36,129	__

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure, Inc.

Dated: May 30, 2019
	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer
Chief Legal Officer